Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A, Amendment No. 1 of Marshall Holdings International, Inc. for the fiscal year ending December 31, 2007, I, Richard A. Bailey, Chief Executive Officer of Marshall Holdings International, Inc., hereby certify pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.           Such Annual Report on Form 10-K/A, Amendment No. 1 for the fiscal year ending December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in such Annual Report on Form 10-K/A, Amendment No. 1 for the fiscal year ending December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Marshall Holdings International, Inc.

Dated: April 24, 2008.

/s/ Richard A. Bailey
Richard A. Bailey, Chief Executive Officer of
Marshall Holdings International, Inc.